                                                                    EXHIBIT 10.1

                              RESTRUCTURE AGREEMENT

         THIS RESTRUCTURE AGREEMENT (this "Agreement") dated as of October 15, 2001, is entered into by and among DOSKOCIL MANUFACTURING COMPANY, INC., a Texas corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (collectively, the "Lenders") and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of September 19, 1997 (as amended, the "Credit Agreement"), and an Amended and Restated Limited Forbearance Agreement dated as of June 29, 2001 (as amended, the "Existing Forbearance Agreement"); and

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to a comprehensive restructure of the Obligations, a recapitalization of the Borrower, and related transactions, and that the Administrative Agent and the Lenders further extend and modify their agreement to forbear from exercising certain rights available to them as a result of the existing defaults by the Borrower during a period of time sufficient to accomplish all of the foregoing, and the Administrative Agent and the Lenders have agreed to do so on the terms set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the credit agreement.

         SECTION 2. LIMITED FORBEARANCE.

         2.1 Forbearance and Temporary Amendments.

                  (a) The Borrower has requested that the Administrative Agent and the Lenders forbear from exercising the rights and remedies available to them with respect to the Borrower as a result of the Subject Events (hereinafter defined) during the period from the date hereof to and including the Termination Date (hereinafter defined). The Administrative Agent and the Lenders hereby agree to forbear from exercising the rights and remedies available to them with respect to the Borrower as a result of the Subject Events, other than Blockage Rights and Support Rights (each as hereinafter defined), from the date hereof to and including the Termination Date, subject to the terms of this Agreement. Upon the occurrence of the Termination Date, the Administrative Agent's and the Lenders' agreement herein to forbear from exercising the rights and remedies available to them with respect to the Borrower as a result of the Subject Events (other than Blockage Rights and Support Rights) shall immediately terminate, and the Administrative Agent and the Lenders shall be entitled immediately to exercise any and all rights and remedies available under the Credit Agreement and any other Loan

         Document, at law, in equity, or otherwise, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower. The Borrower hereby acknowledges its noncompliance with the Credit Agreement as a result of the Subject Events that have occurred prior to the date hereof, acknowledges the existence of an Event of Default, and acknowledges that this Agreement constitutes notice thereof and waives any and all further notices with respect thereto. The agreement of the Administrative Agent and the Lenders herein shall not constitute a waiver of any Default including without limitation the Subject Events. As used herein, the term "Subject Events" means the failure of the Borrower to comply with the provisions of the Loan Documents described on Schedule 1 hereto for the periods described on Schedule 1. The parties hereto expressly acknowledge and agree that the agreements of the Administrative Agent and the Lenders herein shall not in any manner restrict or impair any rights or remedies available to them with respect to any Persons other than the Borrower nor with respect to the Senior Subordinated Notes (collectively, "Blockage Rights") or the Support Agreement (collectively, "Support Rights") as a result of the Defaults which result from the Subject Events.

                  (b) Effective as of the date hereof through and including the earlier of (i) the Termination Date, or (ii) the date on which Westar Capital II LLC and Westar Capital fulfill their obligations with respect to the Borrower's fiscal quarters ending on or about December 31, 2000, March 31, 2001, and/or June 30, 2001, pursuant to that certain Support Agreement (herein so called) dated as of June 30, 2000, among Westar Capital II LLC, Westar Capital, the Borrower, and the Administrative Agent, which obligations are comprised of the Payment Obligation (as defined therein), the Administrative Agent and Lenders hereby agree to amend the Credit Agreement on a temporary basis solely with respect to calculations for the periods ending on or before the Termination Date, as follows:

                           (i) the definition of Borrowing Base in the Credit
                  Agreement shall be the definition provided in subsection (a) thereof notwithstanding the time periods referenced therein, and

                           (ii) the definition of Maximum Borrowing Amount in
                  the Credit Agreement shall be the definition provided in subsection (a) thereof notwithstanding the time periods referenced therein.

         Upon the earlier of the occurrence of the Termination Date or payment of the Payment Obligation (as defined in the Support Agreement), the temporary amendments provided in this Section 2.1(b) shall immediately terminate without notice, the definitions of the Borrowing Base and the Maximum Borrowing Amount shall return to those calculations as in effect immediately prior to the effectiveness of this Agreement, and any prepayments required pursuant to Section 2.5(b) of the Credit Agreement for periods during which the temporary amendments in this
         Section 2.1(b) were otherwise effective shall be immediately due and payable as if this Agreement had never been in effect and without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

         2.2 Other Agreements. To induce the Administrative Agent and Lenders to enter into this Agreement, the Borrower hereby agrees as follows:

                  (a) Effective as of February 14, 2001, the Lenders shall have no obligation to make Advances to the Borrower and the Issuing Bank shall have no obligation to issue Letters of Credit for the account of the Borrower.

                  (b) Effective as of February 14, 2001, accrued but unpaid interest on the Advances outstanding from time to time and the fee payable pursuant to Section 2.15(f)(i) of the Credit Agreement with respect to outstanding Letters of Credit shall be due and payable on the 15th day of each calendar month commencing on May 15, 2001, on the last day of each calendar month, and on the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date or the Facility B Term Loan Maturity Date, as appropriate.

                  (c) Effective as of February 14, 2001, Section 7.5(c) of the Credit Agreement is amended to add the following phrase at the beginning thereof: "with respect to asset sales which occurred on or prior to February 14, 2001 only,".

                  (d) Effective as of February 14, 2001, the Borrower hereby irrevocably waives any rights it may now or hereafter have under
         Section 8.3 of the Credit Agreement, including without limitation, any rights to cure any defaults.

                  (e) The Borrower hereby acknowledges its agreement to promptly pay all reasonable out-of-pocket costs, fees and expenses incurred by the Administrative Agent and each Lender including without limitation reasonable fees and expenses of counsel for the Administrative Agent, each Lender, and the Financial Advisor (hereinafter defined).

                  (f) Effective as of February 14, 2001, the Borrower hereby acknowledges and agrees that, upon the expiration of any Interest Period applicable to any Advance outstanding on the date of this Agreement, it shall not be permitted to continue any such Advance as, or convert any such Advance to, a LIBOR Advance.

                  (g) The Borrower hereby acknowledges and agrees that the Support Agreement and the obligations and agreements therein constitute Collateral pursuant to the General Security Agreement.

                  (h) All notices to be provided to the Administrative Agent shall be provided as follows:

                                    John W. Woodiel
                                    Bank of America, N.A.
                                    901 Main Street, 66th Floor
                                    Dallas, Texas 75202
                                    Telephone: (214) 209-0955
                                    Fax:       (214) 209-3533

         with a copy to:            Winstead Sechrest & Minick P.C.
                                    Attention: Ira D. Einsohn/Valinda B. Wolfert
                                    5400 Renaissance Tower
                                    1201 Elm Street
                                    Dallas, Texas 75270
                                    Telephone: (214) 745-5400
                                    Fax:       (214) 745-5390

                  (i) Effective as of April 13, 2001, the Borrower will deliver to the Administrative Agent the following financial reports:

                           (1) the Borrower will deliver on or before Thursday of each week a 13-week rolling cash flow forecast (including forecasting of receipts and disbursements).

                           (2) the Borrower will deliver on or before Thursday of each week a variance report delineating all material variances from the prior week's forecast of receipts and disbursements.

                           (3) the Borrower will deliver on or before Thursday of each week a report with respect to its aggregate Eligible Accounts as of the end of the prior week.

                  (j) Effective as of June 30, 2001, the Borrower will deliver the duly completed Compliance Certificate setting forth the calculation of the Borrowing Base monthly on or before 30 days after the end of each fiscal month and at the time financial statements are furnished pursuant to Sections 6.1, 6.2 and 6.3 of the Credit Agreement.

                  (k) The Borrower agrees to pay to the Administrative Agent, for the pro rata benefit of the Lenders, a facility fee in the amount of $125,000, which fee was earned and due and payable on September 10, 2001, provided that payment thereof shall be made as a condition precedent to the effectiveness of this Agreement.

                  (l) Effective as of June 29, 2001, the definition of Eligible Accounts in the Credit Agreement shall be amended to read in the form attached hereto as Schedule 2.

                  (m) The Borrower agrees that it shall take all reasonable steps to obtain any and all required regulatory and/or third party approvals for the transactions contemplated by the Term Sheet, shall keep the Administrative Agent advised as to the status thereof, and shall use its best efforts to close the transactions contemplated by the Term Sheet. The Borrower further agrees that if it (i) fails to consummate the exchange offer on substantially the terms described in the Term Sheet and in the Financial Restructuring Plan (the "Financial Restructuring Plan") in substantially the form attached hereto as Exhibit B (the "Exchange Offer") on or before December 28, 2001, and in such event also fails to obtain the approval of a pre-packaged reorganization plan in substantially the form attached hereto as Exhibit C (the "Plan of Reorganization") by at least a majority in number of the Noteholders (as defined in the Term Sheet) holding in the aggregate at least 66-2/3% in principal amount of the Senior Notes (as defined in the Term Sheet), on or before December 28, 2001, or (ii) fails to obtain confirmation and effectiveness of the Plan of Reorganization on or before February 28, 2002, it shall constitute an Event of Default. The Borrower further agrees to notify the Administrative Agent of the occurrence of any event, condition or development which could reasonably be expected to materially and adversely affect the closing of the Exchange Offer, the approval of the Plan of Reorganization, the restructure of the Obligations on the terms set forth in the Term Sheet, or the confirmation and effectiveness of the Plan of Reorganization.

                  (n) The agreements of the Administrative Agent and the Lenders herein to forbear and to restructure the Obligations shall terminate upon the first to occur of the following (the "Termination Date"): (x) notice by the Administrative Agent to the Borrower of (i) the occurrence of any Event of Default (other than as a result of the Subject Events), (ii) any breach by the Borrower of any other provision of this Agreement where such breach shall have remained uncured for a period of five days after notice thereof by the Administrative Agent to the Borrower, or (iii) the occurrence of any event or the giving of notice by any party such that any term or condition of the Term Sheet shall not be capable of being met in any material respect in accordance with the terms of and the time table set forth herein and in the Term Sheet, and (y) if the Financial Restructuring Plan shall terminate or cease to be a binding obligation of any party thereto.

         SECTION 3. RESTRUCTURE COMMITMENT.

                  (a) Subject to the terms and conditions of this Agreement, the existence of no Event of Default (other than the Subject Events), and the occurrence after the date hereof of no event which would reasonably be expected to have a Material Adverse Effect, the parties hereto commit to a restructure of the Obligations upon the terms and conditions set forth in the Transaction Summary Term Sheet attached hereto as Exhibit A (the "Term Sheet"), provided that the execution of all documents contemplated thereby and satisfaction of all conditions precedent thereto shall occur on or before 5:00 p.m., Dallas, Texas time on the earlier of February 28, 2002, or the Termination Date.

                  (b) The obligation of the Lenders to restructure the Obligations is additionally subject to the following: (i) the preparation, execution and delivery of a credit agreement ("Restated Credit Agreement") and other loan documents (collectively, together with the Credit Agreement, the "Loan Documents") mutually acceptable to the Borrower and the Lenders incorporating, without limitation, substantially the terms and conditions outlined herein and in the Term Sheet; and (ii) the Administrative Agent's determination that there has been no material adverse change in the business, condition (financial or otherwise), operations, performance, properties, or prospects of the Borrower or any of its Subsidiaries since September 28, 2001.

                  (c) The Borrower hereby agrees to reimburse the Administrative Agent and each Lender for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of financial advisors and attorneys for the Administrative Agent) incurred in connection with the preparation, negotiation, execution, and enforcement of this Agreement, the Loan Documents and any other documentation contemplated hereby or thereby.

                  (d) THE BORROWER HEREBY FURTHER AGREES TO INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT, THE LENDERS AND THEIR RESPECTIVE OFFICERS, EMPLOYEES, AGENTS, TRUSTEES AND DIRECTORS (EACH AN "INDEMNIFIED PARTY") AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, COSTS, EXPENSES (INCLUDING THE REASONABLE FEES AND EXPENSES OF ATTORNEYS FOR THE INDEMNIFIED PARTIES) OR LIABILITIES OF EVERY KIND WHATSOEVER (COLLECTIVELY, THE "INDEMNIFIED OBLIGATIONS") TO WHICH EACH OF THE INDEMNIFIED PARTIES MAY BECOME SUBJECT IN CONNECTION IN ANY WAY WITH THE TRANSACTION WHICH IS THE SUBJECT OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, REASONABLE EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING OR DEFENDING AGAINST ANY LIABILITY OR ACTION (WHETHER OR NOT SUCH INDEMNIFIED PARTY IS A PARTY THERETO), EXCEPT THAT THE BORROWER SHALL NOT BE LIABLE FOR ANY INDEMNIFIED OBLIGATIONS OF ANY INDEMNIFIED PARTY TO THE EXTENT ANY OF THE FOREGOING IS FOUND IN A FINAL JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE ARISEN FROM SUCH INDEMNIFIED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. NEITHER THE ADMINISTRATIVE AGENT NOR ANY LENDER SHALL BE LIABLE UNDER THIS AGREEMENT OR ANY LOAN DOCUMENT OR IN RESPECT OF ANY ACT, OMISSION OR EVENT RELATING TO THE TRANSACTION CONTEMPLATED HEREBY OR THEREBY, ON ANY THEORY OF LIABILITY, FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

                  (e) The Borrower's obligations under the immediately preceding two paragraphs shall continue and are and shall remain absolute obligations of the Borrower whether or not new loan documents are executed or any loan is made by the Lenders or any conditions of lending are met, unless and until superseded by the indemnity provisions of definitive new loan documents. The obligations of the Lenders and the Administrative Agent under this Agreement shall be enforceable solely by the Borrower and may not be relied upon by any other Person.

                  (f) This Agreement and the Term Sheet are for the Borrower's confidential use only and may not be disclosed by it to any person other than its employees, attorneys and financial advisors (but not commercial lenders) and to the Noteholders and their legal counsel and advisors who agree to maintain the confidential nature thereof, and then only in connection with the proposed transaction and on a confidential basis, except where (in the Borrower's judgment) disclosure is required by law or where the Administrative Agent or the Lenders consent to the proposed disclosure, which consent shall not be unreasonably withheld. Officers, directors, employees and agents of the Lenders and the Administrative Agent and their affiliates shall at all times have the right to share amongst themselves information received from the Borrower and its affiliates and their respective officers, directors, employees and agents. The Administrative Agent reserves the right to assign some or all of its rights and delegate some or all of its responsibilities hereunder to one of its affiliates, provided that any such delegation shall not relieve the Administrative Agent of any of its obligations under the Loan Documents.

                  (g) The Lenders hereby agree that the leases, lease amendments and lease terminations executed on or about November 9, 2001, in substantially the forms delivered to Winstead Sechrest & Minick P.C. and Arthur Andersen LLP on or about November 1, 2001, satisfy the requirements of the Term Sheet that the terms of the leases of the Borrower be reasonably satisfactory to the Lenders.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders and the Administrative Agent that:

         4.1 Authorization; No Conflict. The execution and delivery by the Borrower of this Agreement and the performance by the Borrower of its obligations under the Credit Agreement have been duly authorized by all necessary corporate action, do not require any filing (other than filings to perfect Liens on the Collateral) or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of, or constitute any default under any provision of the certificate of incorporation or bylaws of the Borrower or any material agreement or other material document binding upon or applicable to the Borrower (or any of its properties) or any law or governmental regulation or court decree or order applicable to the Borrower, and will not result in or require the creation or imposition of any Lien on any of the properties of the Borrower pursuant to the provisions of any agreement (other than the Loan Documents) binding upon or applicable to the Borrower.

         4.2 Due Execution; Enforceability. This Agreement has been duly executed and delivered by the Borrower and, together with the Credit Agreement, is a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally and to general principles of equity (regardless of whether enforcement is sought in equity or at law).

         4.3 Reaffirmation of Representations and Warranties. The representations and warranties contained in the Credit Agreement and the other Loan Documents (except for those contained in Sections 4.1(k) and 4.1(u) of the Credit Agreement, Section 2.1(c) of the Deeds of Trust, and, solely as a result of the Subject Events, Section 4.1(o) of the Credit Agreement) are true and correct in all material respects on the date of this Agreement after giving effect to the effectiveness hereof (other than any such representations and warranties that by their terms refer to a specific date, in which case as of such specific date).

         SECTION 5. CONDITIONS PRECEDENT. This Agreement shall become effective as of October 15, 2001, upon satisfaction of all of the following conditions (such date is herein called the "Agreement Effective Date"):

         5.1 Receipt of Agreement and Commitment from Specified Investors. The Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrower, Lenders, the Administrative Agent, and the other Persons identified on the signature pages hereof, and the Financial Restructuring Plan shall have been executed by the parties thereto and shall be effective.

         5.2 Default. No Event of Default shall have occurred and be continuing other than any Event of Default which results solely from the Subject Events.

         5.3 Payment of Interest and Fees. The Administrative Agent shall have received confirmation that the Borrower has paid all reasonable expenses and fees arising in connection with all matters undertaken or performed at the request of the Administrative Agent or the Lenders, including but not limited to, all expenses and fees owed to Winstead Sechrest & Minick P.C. and Arthur Andersen LLP ("Financial Advisor"), and accrued interest on the Obligations through October 31, 2001, including without limitation interest which accrued at the Default Rate from July 16, 2001 through August 30, 2001, to the extent not already paid.

         5.4 Cooperation. The Borrower shall have cooperated with Financial Advisor and Winstead Sechrest & Minick P.C. in all of their due diligence inquiries.

         5.5 Fee. The Administrative Agent shall have received, for the pro rata benefit of the Lenders, the facility fee in the amount of $125,000 (as required by Section 2.2(l) of the Existing Forbearance Agreement and Section 2.2(j) hereof).

         5.6 Additional Information. The Administrative Agent shall have received such additional documents, instruments and information as the Administrative Agent or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

         5.7 Notices. The Borrower shall have provided to the Administrative Agent true and correct copies of all notices provided to Westar Capital II LLC, Westar Capital, and any other Specified Investors with respect to defaults under
Section 7.11, 7.12, 7.13 or 7.21 of the Credit Agreement and any responsive or related correspondence received from any Specified Investors.

         SECTION 6. MISCELLANEOUS.

         6.1 Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent (including the reasonable fees, charges and expenses of counsel for the Administrative Agent and the Financial Advisor) in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, the Borrower agrees to pay, and save the Administrative Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings under the Credit Agreement, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 6.1 shall survive any termination of this Agreement and the Credit Agreement.

         6.2 Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

         6.3 Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Agreement shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         6.4 Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered (including by facsimile), shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Telecopies of signatures shall be binding and effective as originals.

         6.5 Reference to Loan Documents. Except as expressly modified by this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified in all respects. The Borrower hereby additionally ratifies and confirms its obligations pursuant to the Temporary Credit Facility and all documents and instruments executed pursuant thereto or in connection therewith and further agrees that its obligations thereunder are not subject to any claim, offset, defense or counterclaim.

         6.6 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Administrative Agent and the Lenders. Notwithstanding the foregoing, the Borrower shall not assign its rights or duties hereunder without the consent of the Administrative Agent and the Lenders.

         6.7 RELEASE.

                  (a) The Borrower hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Borrower ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Agreement and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

                  (b) The Borrower covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Agreement and were in any manner related to any of the Loan Documents.

                  (c) The agreements of the Borrower set forth in this Section
         6.7 shall survive termination of this Agreement.

         6.8 Acknowledgment of the Borrower. The Borrower acknowledges and agrees that the Lenders and the Administrative Agent executing this Agreement have done so in their sole discretion and without any obligation. The Borrower further acknowledges and agrees that any action taken or not taken by the Lenders or the Administrative Agent prior to, on or after the date hereof shall not constitute a waiver or modification of any terms, covenant or provision of any Loan Document other than as specified herein or prejudice any rights or remedies other than as specified herein which the Administrative Agent or any Lender now has or may have in the future under any Loan Document, applicable law or otherwise, all of which rights and remedies are expressly reserved by the Administrative Agent and the Lenders. The Borrower hereby ratifies and confirms its obligations under the Loan Documents.

         6.9 Loan Document. This Agreement is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents (unless inconsistent with the terms hereof), all of which are incorporated in this Agreement by reference the same as if set forth in this Agreement verbatim.

         6.10 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. This Agreement amends and restates in its entirety the Existing Forbearance Agreement.

                 [Balance of this Page Intentionally Left Blank]

         Executed and delivered as of the day and year first above written.

                                       BORROWER:

                                       DOSKOCIL MANUFACTURING COMPANY, INC.


                                       By   /s/ Susan Richman
                                         ---------------------------------------
                                            Name: Susan Richman
                                            Title: Vice President and Chief
                                                   Financial Officer

         SIGNATURE PAGE to Restructure Agreement dated as of October 15, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                       ADMINISTRATIVE AGENT AND LENDER:

                                       BANK OF AMERICA, N.A., as
                                       Administrative Agent and as a Lender


                                       By   /s/ John W. Woodiel III
                                         ---------------------------------------
                                            John W. Woodiel III
                                            Managing Director

         SIGNATURE PAGE to Restructure Agreement dated as of October 15, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                       BANK AUSTRIA CREDITANSTALT
                                       CORPORATE FINANCE, INC., as a Lender


                                       By   /s/ Dieter H. Boekuel
                                         ---------------------------------------
                                            Name: Dieter H. Boekuel
                                            Title: Executive Vice President


                                       By   /s/ Peter A. Halter
                                         ---------------------------------------
                                            Name: Peter A. Halter
                                            Title: Vice President

         SIGNATURE PAGE to Restructure Agreement dated as of October 15, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                       COMERICA BANK-TEXAS, as a Lender


                                       By   /s/ Robin Kain
                                         ---------------------------------------
                                            Name: Robin Kain
                                            Title: Vice President

         SIGNATURE PAGE to Restructure Agreement dated as of October 15, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                       HSBC BANK USA, as a Lender


                                       By   D.C. English
                                         ---------------------------------------
                                            Name: D.C. English
                                            Title: Associate Director

         SIGNATURE PAGE to Restructure Agreement dated as of October 15, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                       COMERICA BANK-CALIFORNIA, as a Lender


                                       By   /s/ Robin Kain
                                         ---------------------------------------
                                            Name: Robin Kain
                                            Title: Vice President

         SIGNATURE PAGE to Restructure Agreement dated as of October 15, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                       ARCHIMEDES FUNDING, LLC., as a Lender

                                       By: ING Capital Advisors LLC,
                                           as Collateral Manager


                                           By   /s/ David Scheiber
                                             -----------------------------------
                                                Name: David Scheiber
                                                Title: Vice President

         SIGNATURE PAGE to Restructure Agreement dated as of October 15, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                       ML CLO XII PILGRIM AMERICA (CAYMAN) Ltd., as a Lender

                                       By: ING Pilgrim Investments,
                                           as its investment manager


                                           By:   /s/ Daniel A. Norman
                                              ----------------------------------
                                                 Name: Daniel A. Norman
                                                 Title: Senior Vice President

         SIGNATURE PAGE to Restructure Agreement dated as of October 15, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                       MORGAN STANLEY DEAN WITTER
                                       PRIME INCOME TRUST, as a Lender


                                       By:   /s/ Peter Gewirtz
                                          --------------------------------------
                                             Name: Peter Gewirtz
                                             Title: Vice President

         SIGNATURE PAGE to Restructure Agreement dated as of October 15, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                       KZH SOLEIL LLC, as a Lender


                                       By:   /s/ Anthony Tarrorino
                                          --------------------------------------
                                             Name: Anthony Tarrorino
                                             Title: Authorized Agent

         SIGNATURE PAGE to Restructure Agreement dated as of October 15, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                       ARK CLO 2000-1, LIMITED, as a Lender

                                       By: Patriarch Partners, LLC,
                                           its Collateral Manager


                                           By:   /s/ Lynn Tilton
                                              ----------------------------------
                                                 Name: Lynn Tilton
                                                 Title: Authorized Signatory

         SIGNATURE PAGE to Restructure Agreement dated as of October 15, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

         Nomura Special Situations Investment Trust agrees on behalf of Tri-Links Investment Trust to the terms of the Restructure Agreement dated as of October 15, 2001 (as amended, the "Agreement") solely in its capacity as a Lender, it being understood that the terms of the Agreement shall not apply to Tri-Links Investment Trust in its capacity as a holder of bonds issued by Doskocil Manufacturing Company, Inc. or to any other claims against Doskocil Manufacturing Company, Inc. held by Tri-Links Investment Trust.

                                       *NOMURA SPECIAL SITUATIONS
                                       INVESTMENT TRUST, for
                                       TRI-LINKS INVESTMENT TRUST, as a Lender


                                       By:   /s/ David A. Vanaskey, Jr.
                                          --------------------------------------
                                             Name: David A. Vanaskey, Jr.
                                             Title: Vice President



* Wilmington Trust Company, not in its individual capacity but solely as Trustee

         SIGNATURE PAGE to Restructure Agreement dated as of October 15, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

         ACKNOWLEDGED AND AGREED to by the following Persons, each of whom hereby acknowledges and agrees that its obligations under the Support Agreement are not released, diminished, impaired, reduced, or otherwise adversely affected by the Agreement as amended hereby, and consents and agrees to this Amendment's execution and delivery.

                                       WESTAR CAPITAL II LLC, as a Lender

                                       By: Westar Capital Associates II, LLC
                                       Its: Member


                                            By: /s/ John W. Clark
                                               ---------------------------------
                                                Name: John W. Clark
                                                Its: Member


                                       WESTAR CAPITAL, as a Lender

                                       By: Westar Capital Associates
                                       Its: General Partner


                                            By: /s/ John W. Clark
                                               ---------------------------------
                                                Name: John W. Clark
                                                Its: General Partner

         Reference is made to that certain Restructure Agreement (the "Agreement") dated as of October 15, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto. Reference is also hereby made to that certain Credit Agreement dated as of August 12, 1999, among the Borrower, Bank of America, N.A. as Administrative Agent, and the lenders party thereto. Bank of America, N.A., as Administrative Agent and as the sole Lender thereunder hereby agrees to forbear from exercising the rights and remedies available to them with respect to the Borrower only (and not with respect to any other Obligor as defined therein or with respect to the Senior Subordinated Notes or the holders thereof) under such Credit Agreement and the other Loan Documents as defined therein as a result of Events of Default which exist thereunder solely as a result of the Subject Events for the period and to the extent specified in this Agreement.

         Executed as of October 15, 2001.

                                       BANK OF AMERICA, N.A., as
                                       Administrative Agent and as Lender


                                       By:   /s/ John Woodiel
                                          --------------------------------------
                                             John Woodiel, Managing Director